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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (File No. 333-23361 and File No. 333-23367) of our report dated February 18, 2000, except as to Note 17 as to which the date is March 10, 2000, relating to the consolidated financial statements of Micro Therapeutics, Inc., which appear in this Annual Report on Form 10-KSB.


PRICEWATERHOUSECOOPERS LLP
Orange County, California
March 30, 2000